Alliance Resource Partners, L.P.
Alliance Resource Partners, L.P.
Alliance Holdings GP, L.P.
Alliance Holdings GP, L.P.
MLP Investor Conference
MLP Investor Conference
May 21, 2008
May 21, 2008
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements and information that are based on the beliefs of Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. (the “Partnerships”) and
those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them.  When used in this presentation, words such as
“anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,”
and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-looking statements are reasonable at the time such statements are made, neither the
Partnerships  nor the General Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
2 2

Outlook for coal Outlook for coal

Coal has been and is Most Likely to Remain
Coal has been and is Most Likely to Remain
the Cornerstone for America’s Energy Future
the Cornerstone for America’s Energy Future
Coal is a vital source of secure, affordable domestic energy
The U.S. has a 200+ year supply of coal
Coal comprises approximately 95% of U.S. energy reserves
Approximately 50% of U.S. electric power generation is coal fired
Oil, natural gas and uranium prices are at or near record levels
On an as-delivered basis, coal is significantly cheaper than other fuels and alternative energy sources
Proven conversion technologies will only increase the demand for coal over time
Nature and impact of potential U.S. CO²
regulations remains
unknown, however, coal is likely to remain the cornerstone for
America’s energy future
Source:  Energy Information Administration Source:  Energy Information Administration
4 4

Coal has been the most Stable and Cost
Coal has been the most Stable and Cost
Effective Source of Energy
Effective Source of Energy
0
100
200
300
400
500
600
700
Jan-2005 Feb-2006 Mar-2007 May-2008
$5.10
$11.29
$20.11
Coal Natural Gas Petroleum
Spot Delivered cost ($ / mm Btu) Spot Delivered cost ($ / mm Btu) Energy benchmarks Energy benchmarks
Central Appalachian Coal - NYMEX Crude Oil, Light - NYMEX
Natural Gas-Henry Hub MB-Uranium
5 5
69% 69%
94% 94%
177% 177%
217% 217%
Source: Bloomberg, Energy Information Administration and FactSet
Weekly prices from January 1, 2005 through May 9, 2008. Delivered costs based on May 9, 2008 NYMEX – Crude Oil Light and Henry Hub Natural Gas spot price and
NYMEX Central Appalachian near month future converted to $ / mm Btu using EIA methodology.

Low-cost Electricity comes from Coal
Low-cost Electricity comes from Coal
6 6
Source:  Energy Information Administration, November 2007 Source:  Energy Information Administration, November 2007
4
8
12
16
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Percent of generation from coal
< 9.0 ¢ > 9.0 ¢ Hydro
WY WY
WV WV
KY KY
NE NE
UT UT
MO MO
IA IA
KS KS
ND ND
IN IN
SD SD
AR AR
MN MN
SC SC
VA VA
OK OK
TN TN
AL AL MT MT
GA GA
NM NM
CO CO
NC NC OH OH LA LA
MS MS
AZ AZ
WI WI
MI MI
PA PA
IL IL
NV NV
TX TX
FL FL
DE DE
MD MD
DC DC
VT VT
CA CA
AK AK
NJ NJ
RI RI
ME ME NH NH
MA MA
CT CT
NY NY
WA WA
ID ID
OR OR

U.S. Coal Use Expected to Accelerate over
U.S. Coal Use Expected to Accelerate over
next Several Decades
next Several Decades
0
500
1,000
1,500
2,000
2,500
3,000
3,500
1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 2030
Coal Petroleum Natural gas Nuclear Renewables
7 7
1 1
Renewables include hydroelectric, solar and wind.
Source:  Energy Information Administration, Annual Energy Review 2007 and Annual Energy Outlook 2008
9% Petroleum
60%
Renewables1
(24%) Natural Gas
19% Nuclear
48% Coal
2008 – 2030
Percent Change

World’s Fastest Growing Fuel
World’s Fastest Growing Fuel
30%
16%
15%
9%
6%
0 5 10 15 20 25 30
Coal
Natural Gas
Hydro
Oil
Nuclear
Five-year change in global energy consumption (2001 – 2006)
CAGR
1.1%
1.7%
2.9%
3.1%
5.3%
Source: BP Statistical Review of World Energy, June 2007. Source: BP Statistical Review of World Energy, June 2007.
Figures represent change from 2001 to 2006. Figures represent change from 2001 to 2006.
8 8

Developing Nations will Increase Energy Use and put
Developing Nations will Increase Energy Use and put
Pressure on Global Supply
Pressure on Global Supply
Electricity Usage Per Capita
0
3,000
6,000
9,000
12,000
15,000
$0 $10,000 $20,000 $30,000 $40,000
GDP Per Capita (in $U.S.)
U.S. U.S.
Russia Russia
Australia Australia
U.K. U.K.
Italy Italy
Mexico Mexico
Malaysia Malaysia
India India
S. Korea S. Korea
China China
Source: United Nations Human Development Report 2007, 2006 World Development Indicators (World Bank)
Passenger Vehicles / 1,000 People
0
150
300
450
600
$0 $10,000 $20,000 $30,000 $40,000
GDP Per Capita (in $U.S.)
U.S. U.S.
Russia Russia
Australia Australia
U.K. U.K.
Italy Italy
Mexico Mexico
Malaysia Malaysia
India India
S. Korea S. Korea
China China
9 9

Global Coal Demand Driven by Developing
Global Coal Demand Driven by Developing
Countries
Countries
World Coal Demand
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
1980 2000 2005 2015 2030
OECD Countries China Rest of Non-OECD
Economic growth expected to drive primary energy consumption up 60% by 2030
World coal demand expected to increase 73% from 2005 - 2030
Source:  IEA World Energy Outlook 2007 Source:  IEA World Energy Outlook 2007
10 10

Coal Prices Reaching All-Time Highs
Coal Prices Reaching All-Time Highs
$10.95
$45.75
$47.50
$33.50
$70.00
$66.00
$13.50
$102.50
$100.00
$68.00
$130.00
$113.50
$0
$20
$40
$60
$80
$100
$120
$140
PRB CAPP NAPP ILB Australia
(Newcastle)
South Africa
(Richards Bay)
October 2007 May 2008
Source:Bloomberg and industry research
Note: Australia (Newcastle) and South Africa (Richards Bay) priced in metric tons. U.S. prices are short tons.
Current prompt month spot prices versus October 2007 Current prompt month spot prices versus October 2007
11 11
(8,800 BTU; 0.8#SO2) (8,800 BTU; 0.8#SO2)
(13,000 BTU; 4.5#SO2) (13,000 BTU; 4.5#SO2) (12,000 BTU; 5.0#SO2) (12,000 BTU; 5.0#SO2) (12,000 BTU; 1.7#SO2) (12,000 BTU; 1.7#SO2)

International Coal Supply and Demand
International Coal Supply and Demand
Dynamics
Dynamics
Confluence of issues have constrained international coal supply
Confluence of issues have constrained international coal supply
Chinese market shifts to net importer of coal
Chinese market shifts to net importer of coal
Australian port congestion and infrastructure deficiencies are
Australian port congestion and infrastructure deficiencies are compounded by severe weather
compounded by severe weather
South Africa’s aging power grid force mines to halt operations
South Africa’s aging power grid force mines to halt operations
Decrease in Russian exports to Europe
Decrease in Russian exports to Europe
Repricing
Repricing
of Venezuelan contracts
of Venezuelan contracts
Demand for coal as power source continues to grow
Demand for coal as power source continues to grow
U.S. net exports tripled since 2005
U.S. net exports tripled since 2005
Increased demand from Indian industrialization and domestic
Increased demand from Indian industrialization and domestic
power consumption
power consumption
Europe increases imports of U.S. coal
Europe increases imports of U.S. coal
Favorable U.S. currency
Favorable U.S. currency
12 12

Between 2009 and 2011, capacity reserve margins will drop below levels needed to ensure electricity reliability. Decisions need to be made today to ensure reliable electricity generation for Americas’ future. The BEST answer to this problem continues to be coal-fired generation.
Action is Required NOW
Action is Required NOW
to avoid an
to avoid an
Electricity Shortage
Electricity Shortage
Source: NERC 2007 Long-Term Reliability
Assessment
Estimated Summer Available Capacity Margin W/O
Uncommitted Resources
13 13
West Coast
20%
16%
2007 2011
Midwest
16%
9%
2007 2011
Texas
13%
6%
2007 2011
Northeast 17%
12%
2007 2011
Southeast
16%
15%
2007 2011

Current Coal-Fired Capacity Additions
Current Coal-Fired Capacity Additions
65,560 65,560 114 114 TOTAL
TOTAL
42,394 42,394 67 67 Announced (Early Stages) Announced (Early Stages)
23,166 23,166 47 47
Sub Total
Sub Total
6,422 6,422 13 13 Permitted Permitted
1,859 1,859 6 6 Near Construction Near Construction
14,885 14,885 28 28 Under Construction Under Construction
Capacity (MW)
Capacity (MW)
Number of Plants
Number of Plants
General Status
General Status
Project is under construction Project is under construction Under Construction Under Construction
Description Description Status Listing Status Listing
Early stages of development to filing for permits.  May include a feasibility study.
Announced Announced
In the permitting phase.  Two or more permits approved or fuel / In the permitting phase.  Two or more permits approved or fuel / power power contracts have been negotiated. contracts have been negotiated.
Permitted Permitted
Project has been approved; majority of all permits are obtained. Project has been approved; majority of all permits are obtained.
Sponsor is contracting vendors and site preparation has begun. Sponsor is contracting vendors and site preparation has begun.
Near Construction Near Construction
Source: U.S. Department of Energy, “Tracking New Coal-Fired Power Plants”, December 2007
Progressing Progressing
Projects Projects
Uncertain Uncertain
Potential Potential
14 14

New Coal-Fired Power Plant Development
New Coal-Fired Power Plant Development
(few near-term alternatives exist)
(few near-term alternatives exist)
Following several years of delay, new coal-fired generation is
Following several years of delay, new coal-fired generation is increasingly required for maintaining minimum regional electricity increasingly required for maintaining minimum regional electricity capacity margins
capacity margins
Forecasts of North American natural gas supply to the U.S. are flat
Forecasts of North American natural gas supply to the U.S. are flat to declining by 2030;  added gas-fired generation needs will rely on to declining by 2030;  added gas-fired generation needs will rely on imported liquefied natural gas (LNG) or new higher efficiency gas imported liquefied natural gas (LNG) or new higher efficiency gas plants
plants
Nuclear power is increasingly recognized as an option but
Nuclear power is increasingly recognized as an option but
meaningful added capacity remains years away
meaningful added capacity remains years away
ERCOT study:  6,300 MW of wind capacity had the same load
ERCOT study:  6,300 MW of wind capacity had the same load
carrying capacity as 550 MW of thermal generation
carrying capacity as 550 MW of thermal generation
Potential carbon legislation introduces need for large incremental
Potential carbon legislation introduces need for large incremental power demand for carbon capture and storage;  this will require power demand for carbon capture and storage;  this will require equivalent replacement capacity and more in order to support equivalent replacement capacity and more in order to support economic growth
economic growth
Source:  NETL; OSAP 10/10/2007 Source:  NETL; OSAP 10/10/2007
15 15

Coal Usage is Increasingly Clean
Coal Usage is Increasingly Clean
-100%
-80%
-60%
-40%
-20%
0%
20%
40%
60%
80%
100%
Electricity Generation from Coal Sulfur Dioxide Emissions (SO2)
Nitrogen Oxide Emissions (NOx)
+26% +26%
-41%
-41%
41%
-57%
-57%
57%
Existing regulations have and are expected to further reduce emissions
Utilization of coal gasification technologies creates opportunities to reduce carbon intensity as well
Source:  EIA;  NMA Source:  EIA;  NMA
16 16
+90% +90%
-78%
-78%
78%
-73%
-73%
73%

Outlook for Alliance Outlook for Alliance

Alliance Snapshot
Alliance Snapshot
Alliance operates eight underground Alliance operates eight underground mining complexes in all major eastern mining complexes in all major eastern coal producing regions coal producing regions
Diversified reserve position in the Illinois Diversified reserve position in the Illinois
Basin, Central Appalachia and Northern Basin, Central Appalachia and Northern
Appalachia regions Appalachia regions
Four significant organic development Four significant organic development projects identified in the growing Illinois projects identified in the growing Illinois
Basin and Northern Appalachia high sulfur Basin and Northern Appalachia high sulfur coal markets coal markets
1 1
2 2
3 3
5 5
6 6
4 4
9 9
8 8
12 12
11 11
10 10
Illinois Illinois
Indiana Indiana
Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
7 7
Current Mining Operation Current Mining Operation Future Growth Project Future Growth Project Transfer Terminal Transfer Terminal
Pattiki Complex Pattiki Complex
River View Complex River View Complex
Dotiki Complex Dotiki Complex
Mount Vernon Mount Vernon
Transfer Terminal Transfer Terminal
Warrior Complex Warrior Complex
Hopkins Complex Hopkins Complex
Gibson Complex Gibson Complex
Pontiki Complex Pontiki Complex
MC Mining Complex MC Mining Complex
Tunnel Ridge Complex Tunnel Ridge Complex
Penn Ridge Complex Penn Ridge Complex
Mettiki Complex Mettiki Complex
3 3
4 4
1 1
2 2
5 5
6 6
7 7
8 8
9 9
10 10
11 11
12 12
18 18

Reserves – 2007
Central
Appalachia
5%
Northern
Appalachia
22%
Illinois Basin
73%
Operations Summary
Operations Summary
2007 Summary (MM Tons) 2007 Summary (MM Tons) 2007 Production 2007 Production
Northern
Appalachia
13%
Central
Appalachia
13%
Illinois Basin
74%
Select Customers Reserve Production Illinois Basin
712.8 24.3 Total Company
156.7 3.2 Region Total
Allegheny Energy 56.7 – Penn Ridge
– 70.5 – Tunnel Ridge
Virginia Electric Power 29.5 3.2 Mettiki / Mettiki WV
Northern Appalachia
34.7 3.2 Region Total
Progress; NRG; East KY
Power
19.8 1.8 MC Mining
Progress; Ontario Power 14.9 1.4 Pontiki
Central Appalachia
521.4 17.9 Region Total
– – 82.6 – Gibson (South)
Duke Energy; Alabama
Electric
29.3 3.2 Gibson (North)
– – 117.1 – River View
Tampa Electric; TVA 54.9 2.6 Hopkins
Corn Products; LG&E 54.5 2.9 Pattiki
LG&E 57.4 4.6 Warrior
Seminole; TVA 125.6 4.6 Dotiki
19 19

Alliance’s Long Term Growth Strategy
Alliance’s Long Term Growth Strategy
Capitalize on the expected strong demand growth in scrubber
Capitalize on the expected strong demand growth in scrubber
quality coal
quality coal
Continue to be a disciplined producer -
Continue to be a disciplined producer -
project developments
project developments
tied to sales commitments
tied to sales commitments
Continuous focus on safety and operational optimization
Continuous focus on safety and operational optimization
Pursue opportunistic bolt-on acquisitions
Pursue opportunistic bolt-on acquisitions
20 20

Large Inventory of Organic Growth Projects
Large Inventory of Organic Growth Projects
Permitting in progress
Estimated capital cost ~ $210 – $235 million
Estimated reserves ~ 70 million tons high sulfur coal
Production capacity ~ 6 million tons/year
Initial production in 2009 – 2011
Tunnel Ridge Tunnel Ridge
Initiating permitting process
Estimated capital cost ~ $165 – $175 million
Estimated reserves ~ 57 million tons high sulfur coal
Production capacity ~ 5 million tons/year
Initial production in 2011 – 2013
Penn Ridge Penn Ridge
Constructing slope and shaft
Estimated capital cost ~ $250 – $275 million
Estimated reserves ~ 117 million tons high sulfur coal
Production capacity ~ 6.4 million tons/year
Initial production in 2009 – 2010
River View River View
Permitting in progress
Estimated capital cost ~ $100 – $110 million
Estimated reserves ~ 83 million tons medium sulfur coal
Production capacity ~ 2.7 – 3.1 million tons/year
Initial production in 2010 – 2012
Gibson South Gibson South
Illinois Illinois
Indiana Indiana Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
Note: Estimated capital costs are based on 2007 dollars and exclude capitalized development and interest expenses. Timing of anticipated initial production dependent upon obtaining required permits and customer contracts.
21 21

River View Facilities Overview River View Facilities Overview 22 22

Focus on Safety
Focus on Safety
Safety is our #1 core
value
Alliance’s safety
performance has been
consistently better than
its  industry peer group
Innovative use of Innovative use of
technology to improve technology to improve
safety at all operations safety at all operations
State-of-the-art
Leaky Feeder mine
communication
systems
Fiber optic based
mine monitoring
systems
Proprietary Miner
Tracking systems
Alliance Safety Comparison 1997-2007
1
Nonfatal days lost (NFDL)
5.6
7.6
4.8
6.4
4.7
5.7
3.1
3.4 3.4
3.8
3.1
8.6
9.1
8.4
8.5
7.3
7.4
6.7
5.9
5.5
5.1
5.0
0
1
2
3
4
5
6
7
8
9
10
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Alliance NFDL Industry Average
23 23

Well Positioned in Scrubber Markets
Well Positioned in Scrubber Markets
Future growth potential for scrubber market bodes well for Alliance’s high sulfur operations
Source:  The McIlvaine Company
1
Assumption used to convert gigawatts of capacity to million tons of coal:  9,600 Btu/Kwhr plant heat rate, 75% plant capacity factor, 12,500 Btu coal.
Projected Eastern U.S. Installed Scrubber Capacity
122 122
122
122
122
122 122
122 122 122
122
129
76
35
11 4
188
200
238
248
272
308
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Baseline Scrubber Capacity Incremental Scrubber Capacity
12,500 Btu Equivalent 12,500 Btu Equivalent
24 24

Indiana Indiana
Ohio Ohio
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
Approximately 678 million tons, or 95% of reserves, are “Scrubber”
Quality Coal
Illinois Basin:
Second largest producer in the basin
Currently accounts for ~74% of total Alliance coal production
Northern Appalachian:
Strong reserve base of ~157 million tons of high and medium sulfur coal
Currently accounts for ~13% of total Alliance coal production
Well Positioned in Scrubber Markets
Well Positioned in Scrubber Markets
Current Mining Operations Current Mining Operations Future Growth Project Future Growth Project Transfer Terminal Transfer Terminal
Pennsylvania Pennsylvania
Illinois Illinois
25 25

Financial Summary and Financial Summary and Historical Results Historical Results

Consistent Track Record of Growth at Alliance
Consistent Track Record of Growth at Alliance
($ in millions) ($ in millions)
Note: EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization.
Source: Company filings
EBITDA EBITDA ARLP Distribution Per Unit ARLP Distribution Per Unit
$1.05
$1.24
$1.58
$1.92
$2.20
2003 2004 2005 2006 2007
Production Production Revenue Revenue
$523.2
$623.5
$799.6
$920.0
$995.6
2003 2004 2005 2006 2007
$119.0
$147.9
$230.1
$250.8
$267.0
2003 2004 2005 2006 2007
24.3
23.7
22.3
20.4
19.2
2003 2004 2005 2006 2007
27 27

17.0%
19.4%
16.2%
13.7%
11.3%
2003 2004 2005 2006 2007
21.9%
22.6%
27.4%
25.9%
24.5%
2003 2004 2005 2006 2007
Efficient Operator
Efficient Operator
Alliance is a low-cost, efficient coal operator, delivering sector-leading
EBITDA margins
6 Year Average: Alliance: 24.5%  vs. Peers: 15.5%
Source: Public filings
Note: EBITDA margin represents EBITDA / Total Revenues. EBITDA is a non-GAAP measure. See reconciliation slide of EBITDA to Net Income
1
Coal Peers include: Alpha, Arch, Consol, Foundation, Massey and Peabody
Alliance Alliance
Peers¹
Average: 24.5% Average: 24.5%
Average: 15.5% Average: 15.5%
28 28

$3,191
$2,190
$341
$304
$84
$67
$132
$733
$136
Strong Balance Sheet
Strong Balance Sheet
Gross Legacy Liabilities ($mm) Gross Legacy Liabilities ($mm)
Peer A Peer B Peer C Peer E Peer F Alliance Peer H Peer D Peer G
29 29
Net Debt as Percentage of Net Debt as Percentage of
Capitalization Capitalization
2003 2004 2005 2005 2006 2006 2007
92.1%
64.3%
34.1%
30.1%
32.5%
Source:  Public filings Source:  Public filings

Investing in Alliance Investing in Alliance

Two Ways to Invest in Alliance Partnerships
Two Ways to Invest in Alliance Partnerships
56.9%
L.P.
Interest
42.1% L.P.
Interest
1.98% General Pa
rtner
Interest²
Alliance Holdings
GP, L.P.
(NASDAQ: AHGP)
59.9 million units outstanding
Alliance Resource
Partners, L.P.
(NASDAQ: ARLP)
36.6 million units outstanding
Public
Unitholders
Management
/ Others¹
80.0%
L.P.
Interest
Public
Unitholders
20.0%
L.P.
Interest
IDRs
Distribution Distribution growth growth from from Alliance Alliance Resource Resource benefits benefits all all unitholders unitholders
Strong Strong alignment alignment of of interests interests throughout throughout the the Alliance Alliance Partnerships Partnerships
Management Management owns owns significant significant interests interests directly directly in in Alliance Alliance Holdings Holdings and and indirectly indirectly in in Alliance Alliance Resource Resource
1 Includes control group comprised of present and former members of Alliance Resource management.
2 Includes general partner interest held directly in Alliance Resource’s Intermediate Partnership.
31 31

Alliance Partnership Profiles
Alliance Partnership Profiles
8.8% 8.8%
33.4% 33.4%
$1,828mm $1,828mm
$1,668mm $1,668mm
5.1% 5.1%
$2.34 $2.34
$45.60 $45.60
ARLP ARLP
$26.73 $26.73
Unit Price (5/15/08):
Unit Price (5/15/08):
(5/15/08):
$1,600mm $1,600mm
Equity Market Cap: Equity Market Cap:
0.0% 0.0%
Net Debt / Book Cap: Net Debt / Book Cap:
$1,600mm $1,600mm
Enterprise Value: Enterprise Value:
$1.15 $1.15
Distribution: Distribution:
AHGP AHGP NASDAQ Symbol: NASDAQ Symbol:
0.0% 0.0%
Net Debt / Enterprise Value: Net Debt / Enterprise Value:
4.3% 4.3%
Distribution Yield: Distribution Yield:
Ownership Interests in Alliance Resource Ownership Interests in Alliance Resource
1.98% G.P. Interest 1.98% G.P. Interest
100% of Incentive Distribution Rights 100% of Incentive Distribution Rights
15.5 mm Alliance Resource common 15.5 mm Alliance Resource common units units
4th largest eastern coal producer 4th largest eastern coal producer operating 8 underground mining operating 8 underground mining complexes complexes
713 million tons of reserves at 713 million tons of reserves at
December 31, 2007 December 31, 2007
Asset Profile: Asset Profile:
32 32
Market data as of May 15, 2008. Market data as of May 15, 2008.

Note: Potential one year ARLP distribution growth over current annualized distribution level of $2.34 and assuming 36.6 million common units outstanding at ARLP as of 3/31/08.
__________________
Alliance Holdings Leverage to Alliance Resource
Alliance Holdings Leverage to Alliance Resource
Distribution Growth
Distribution Growth
ARLP Distribution Growth
0%
10%
20%
30%
40%
0% 5% 10% 15% 20%
8.5%
25.4%
17.0%
34.0%
Incentive distribution rights provide Alliance Holdings unitholders with significant financial leverage to Alliance Resource distribution growth
33 33

Alliance Resource Partners, L.P.
Performance
Proven track record of superior operating and financial results
Clear strategy and visible inventory of growth prospects to exploit favorable long-
term coal fundamentals
Results
(a)
ARLP has delivered a
504%
total return to unitholders since its IPO
Alliance Holding GP, L.P.
Opportunity
IDRs provide leverage to distribution growth potential of ARLP
Results
(a)
AHGP has increased distributions 55.4% since its IPO
Alliance Investment Take Aways
Alliance Investment Take Aways
(a) As of May 15, 2008 (a) As of May 15, 2008
34 34

Appendix Appendix

Alliance EBITDA Reconciliation
Alliance EBITDA Reconciliation
– – 3,189 1,188 1,188 (1,477) (1,477) 332 332 Net Gain (Loss) on Sale/Retirement of PP&E
– – 7,445 – – – – – – Gain from insurance recoveries/settlements
(4,100) (3,925) (4,112) (8,193) (20,320) Non-cash compensation expense
$172,927
161
112
(2,443)
(9,175)
(66,489)
$250,761
2,443
9,175
(5,317)
(1,119)
(319)
(2,101)
$250,923
2006
$160,010
– –
–
(2,682)
(11,816)
(55,637)
$230,145
2,682
11,816
34,770
(580)
(573)
(1,918)
$193,618
2005
2008E
Mid-Point 2007 2004
$145,000 $170,390 $76,621 Net Income
(400) 332 – Minority Interest Income (Expense)
– - – Cumulative Effect of Accounting Change
200 (1,669) (2,641) Income Tax Expense (Benefit)
(15,100) (9,952) (14,963) Interest Expense, Net
(104,700) (85,310) (53,664) Depreciation, Depletion and Amortization
$265,000 $266,989 $147,889 EBITDA
(200) 1,669 2,641 Income Tax Expense (Benefit)
15,100 9,952 14,963 Interest Expense, Net
(15,000) 7,898 7,915 Net Effect of Working Capital Changes
– – (811) (587) Other
– – (21) (488) Coal Inventory Adjustment to Market
(2,800) (2,419) (1,622) Asset retirement obligations
$272,000 $244,012 $145,055 Cash Flow Provided by Operating Activities
Note: EBITDA is defined as income before net interest expense, income taxes and depreciation, depletion and amortization. Management believes
EBITDA is a useful indicator of its ability to meet debt service and capital expenditure requirements and uses EBITDA as a measure of operating performance. EBITDA should not be considered as an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles. EBITDA is not intended to represent cash flow and does not represent the measure of cash available for distribution. The Partnership's method of computing EBITDA may not be the same method used to compute similar measures reported by other companies, or EBITDA may be computed differently by the Partnership in different contexts (i.e. public reporting versus computation under financing agreements). Estimate midpoint reflects the Partnership’s most recent guidance
36 36

Alliance Resource Partners, L.P. Alliance Resource Partners, L.P. Alliance Holdings GP, L.P. Alliance Holdings GP, L.P. MLP Investor Conference MLP Investor Conference May 21, 2008 May 21, 2008